PLNDSUM

MARKET VECTORS POLAND ETF

Ticker: PLND
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
MAY 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors Poland ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Poland Index (the “Poland Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.44%
Total Annual Fund Operating Expenses(a)	0.94%
Fee Waivers and Expense Reimbursement(a)	0.34%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$266
5	$487
10	$1,124

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

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may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund invests in securities of companies domiciled and primarily listed on an exchange in Poland or that generate at least 50% of their revenues in Poland. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Poland Index by investing in a portfolio of securities that generally replicates the Poland Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Poland Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund will normally invest at least 80% if its assets in securities that comprise the Poland Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Poland Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Poland Index concentrates in an industry or group of industries. As of March 31, 2011, the following industry represents a significant portion of the Poland Index: financial services.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Polish Issuers. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Poland are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Poland are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Poland. Moreover, Poland may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Poland and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Poland significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the Polish Zloty may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Polish issuers and the income received by the Fund will be principally in Polish Zloty. The Fund’s exposure to the Polish Zloty and changes in value of the Polish Zloty versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Polish Zloty.

Risks of Investing in the Financial Services Sector. To the extent the Poland Index includes securities of issuers in the financial services sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small- and medium- capitalization companies could trail the returns on investments in stocks of larger companies.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

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Index Tracking Risk. The Fund’s return may not match the return of the Poland Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Poland Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Poland Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund may not be able to invest in certain securities included in the Poland Index, the Fund may not be able to invest in certain securities included in the Poland Index, due to legal restrictions or limitations imposed by the government of Poland or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Poland Index is based on securities’ closing price on local foreign markets (i.e., the value of the Poland Index is not based on fair value prices), the Fund’s ability to track the Poland Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Poland Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Poland Index concentrates in an industry or group of industries. In addition, the Fund’s assets will be concentrated in Poland. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

Best Quarter:	+31.98%	3Q ’10
Worst Quarter:	-22.79%	2Q ’10

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Average Annual Total Returns for the Periods Ended December 31, 2010

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (11/24/2009)

Market Vectors Poland ETF (return before taxes)	13.49%	9.58%
Market Vectors Poland ETF (return after taxes on distributions)	13.16%	9.29%
Market Vectors Poland ETF (return after taxes on distributions and sale of Fund Shares)	8.77%	7.98%
Market Vectors Poland Index (reflects no deduction for fees, expenses or taxes)	13.52%	9.97%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	14.67%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	November 2009
George Cao	Portfolio Manager	November 2009

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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(05/11)